                                                                    EXHIBIT 10.8

                 SUPPLEMENTARY INTERNATIONAL LEASING CONTRACT
               UNDERSIGNED ON THE 1/ST/ OF AUGUST, 1996 BETWEEN
                   GLOBAL COMMUNICATIONS OPERATIONS INC. AND
                           TELEJAMUNDI S.A.  E.S.P.


DATE:  Jamundi, April 19/th/, 1998---------------------------------------------
LESSOR: Felipe Garcia Echeverry legal representative of GLOBAL TELECOMMUNICATIONS OPERATIONS INC.----------------------------------------------
LESSEE: Jorge Enrique Martinez Ocampo deputy legal representative of the firm TELEPHONE COMPANY OF JAMUNDI S.A. PUBLIC SERVICE COMPANY "TELEPALMIRA S.A. E.S.P.".-------------------------------------------------------------------
PURPOSE: Modification of TWELFTH - Rent - and THIRTEENTH - Delay - clauses of the International Leasing Contract undersigned by the parties on the 1/st/ of August, 1996.-------------------------------------------------------------------
SUBSTITUTE CLAUSES: The TWELFTH -Rent - clause will be the following: "THE LESSEE will be unconditionally obliged to and will need not be required to pay to the LESSOR during the period of validity of this contract, a rent that shall be determined as follows: a) A sum OF SIX HUNDRED FIFTY FIVE THOUSAND NINE HUNDRED FORTY EIGHT UNITED STATES DOLLARS WITH FORTY FOUR CENTS (US$655,948.44) on the 20/th/ day of April of 1998: b) 20 biannual installments for the sums stipulated on the following chart for a period of 10 years:---------------------

INSTALLMENTS                       DATE                       INSTALLMENT
                                                                TOTAL US$

-----------------------------------------------------------------------------------------
           1                       May 28, 1998                            447.981.47
-----------------------------------------------------------------------------------------
           2                       July 28, 1998                           309.332.57
-----------------------------------------------------------------------------------------
           3                       January 28, 1999                        302.480.41
-----------------------------------------------------------------------------------------
           4                       July 28, 1999                           295.638.24
-----------------------------------------------------------------------------------------
           5                       January 28, 2000                        288.776.08
-----------------------------------------------------------------------------------------
           6                       July 28, 2000                           281.923.92
-----------------------------------------------------------------------------------------
           7                       January 28, 2001                        275.071.76
-----------------------------------------------------------------------------------------
           8                       July 28, 2001                           268.219.60
-----------------------------------------------------------------------------------------
           9                       January 28, 2002                        261.367.43
-----------------------------------------------------------------------------------------
          10                       July 28, 2002                           254.515.27
-----------------------------------------------------------------------------------------
          11                       January 28, 2003                        247.515.27
-----------------------------------------------------------------------------------------
          12                       July 28, 2003                           240.810.95
-----------------------------------------------------------------------------------------
          13                       January 28, 2004                        233.958.79
-----------------------------------------------------------------------------------------
          14                       July 28, 2004                           227.106.62
-----------------------------------------------------------------------------------------
          15                       January 28, 2005                        220.254.46
-----------------------------------------------------------------------------------------
          16                       July 28, 2005                           213.402.30
-----------------------------------------------------------------------------------------
          17                       January 28, 2006                        206.550.14
-----------------------------------------------------------------------------------------
          18                       July 28, 2006                           199.697.98
-----------------------------------------------------------------------------------------
          19                       January 28, 2007                        192.845.81
-----------------------------------------------------------------------------------------
          20                       July 28, 2007                           185.993.66
-----------------------------------------------------------------------------------------

, and c) Four biannual installments for the sums stipulated on the following chart:--

INSTALLMENTS            DATE                                     INSTALLMENT
                                                                 TOTAL US$

-----------------------------------------------------------------------------------------
          21                       January 28, 2008                        32.790.42
-----------------------------------------------------------------------------------------
          22                       July 28, 2008                           32.790.42
-----------------------------------------------------------------------------------------
          23                       January 28, 2009                        32.790.42
-----------------------------------------------------------------------------------------
          24                       July 28, 2009                           32.790.42
-----------------------------------------------------------------------------------------

For a period of two years once the payment of the twenty installments cited in the above-mentioned provision has been completed, payments that shall be demanded the first five (5) days of each payable semester.---------------------- SECOND PARAGRAPH: It is cancelled.----------------------------------------------
THIRD PARAGRAPH: This contract will not generate fees payment during the fiscal year of 1997"-------------------------------------------------------------------
The THIRTEENTH clause of this contract will be as follows: "Delay - In the event of delay on the part of THE LESSEE in the payment of the sums of money stipulated in this contract, the above-mentioned party agrees to pay the LESSOR, without benefit of summons, in accordance with the interest moratorium, the same interest rate as the Libor dictates plus three (3%) annual percentage rate, calculated beginning from the expiration date of the value that is in default, until the date in which THE LESSEE has credited the payment to the LESSOR'S bank account.----

The remaining clauses of the mentioned contract remain unaltered.--------------- It is the responsibility of the LESSEE to register this supplementary contract before the exchange authorities.------------------------------------------------

                                FOR THE LESSOR,

                ______________________________________________
                   GLOBAL TELECOMMUNICATIONS OPERATIONS INC.
                            FELIPE GARCIA ECHEVERRY
                           CC.80.409.281 OF USAQUEN
                             LEGAL REPRESENTATIVE

                                FOR THE LESSEE,

                       _________________________________
                         JORGE ENRIQUE MARTINEZ OCAMPO
                             CC. 7.506.437 ARMENIA
                          DEPUTY LEGAL REPRESENTATIVE
                           TELEJAMUNDI S.A.  E.S.P.